                               STAG PROTECTOR II
                             SEPARATE ACCOUNT VL I
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               FILE NO. 333-88787

     SUPPLEMENT DATED JANUARY 11, 2007 TO THE PROSPECTUS DATED MAY 1, 2006

              SUPPLEMENT DATED JANUARY 11, 2007 TO YOUR PROSPECTUS

THE FOLLOWING INFORMATION IS ADDED TO YOUR PROSPECTUS EFFECTIVE ON MARCH 12,
2007:

In the section "Fee Tables," under the section "Annual Charges Other Than Fund Operating Expenses," the following is added to "Rider Charges":

LifeAccess            Monthly.                                  Minimum Charge
Accelerated Benefit                                             $0.003521 per $1,000 of the benefit net amount at risk for a
Rider(available for                                             25-year-old female preferred plus non-nicotine in the first year.
policies issued                                                 Maximum Charge
after March 12,                                                 $2.01136 per $1,000 of the benefit net amount at risk for an
2007)                                                           80-year-old male standard nicotine in the first year.
                                                                Charge for a representative insured
                                                                $0.00768 per $1,000 of the benefit net amount at risk for a
                                                                42-year-old male preferred non-nicotine in the first year.

UNDER THE SECTION "OTHER BENEFITS," THE FOLLOWING RIDER IS ADDED TO YOUR
PROSPECTUS:

LIFEACCESS ACCELERATED BENEFIT RIDER: In the event the Insured becomes Chronically Ill and is likely to need services for the remainder of the Insured's life, we will pay an accelerated death benefit up to 100% of the Death Benefit and any term amount. At your request the accelerated benefit will be paid in monthly payments or on an annual lump sum basis subject to certain limitations and satisfaction of eligibility requirements, including a written certification from a Licensed Health Care Practitioner that the Insured is Chronically Ill. The certification must also state that the insured is in need of services under a plan and that such services are likely to be needed for the rest of the insured's life. In addition, as a condition of eligibility for benefits under the rider, we may impose restrictions or limitations on the availability of certain investment options. This rider is only available at Policy issuance and there is a charge for this rider.

IN THE SECTION "FEDERAL TAX CONSIDERATIONS," A NEW SECTION ENTITLED "SPECIAL CONSIDERATIONS REGARDING THE LIFEACCESS ACCELERATED BENEFIT RIDER."

The following is based on our general understanding of current Federal tax laws and is not intended as legal or tax advice. The policy owner should consult a qualified personal tax advisor to determine the consequences of purchasing and exercising the benefits provided by the Rider.

The LifeAccess Accelerated Benefit Rider allows a policy owner to accelerate all or a portion of their Death Benefit and any term amount if the Insured provides valid certification that the Insured is Chronically Ill, as defined in the Rider. We have designed this Rider so that the benefits paid under the Rider will be treated for federal income tax purposes as accelerated death benefits under Section 101(g)(1)(B) of the Code. The benefit is intended to qualify for exclusion from income subject to the qualification requirements under applicable provisions of the Code, which are dependent on the recipient's particular circumstances. You may elect to receive the accelerated benefit in monthly payments or in an annual lump sum. Receipt of an accelerated benefit payable monthly may be treated differently than if you receive the payment in an annual lump sum for Federal tax purposes. Accelerated benefits under this Rider may be taxable as income. You should consult a personal tax advisor before purchasing the Rider or applying for benefits.

The exclusion from income tax for accelerated death benefits does not apply to any amounts paid to a policy owner other than the Insured if the policy owner has an insurable interest with respect to the life of the Insured by reason of the Insured being an officer, employee or director of the policy owner or by reason of the Insured being financially interested in any trade or business carried on by the policy owner. In addition, special rules apply to determine the taxability of benefits when there is more than one contract providing accelerated benefits on account of chronic illness and/or other insurance policies on the Insured that will pay similar benefits, and more than one policy owner. Where the owner and insured are not the same, other tax considerations may also arise in connection with getting benefits to the Insured, for example, gift taxes in personal settings, compensation income in the employment context and inclusion of the life insurance policy or policy proceeds for estate tax purposes.

Death Benefit, Account Value, Cash Value and the Loan Account Value, if any, will be reduced if your receive accelerated death benefits under this Rider. Any adjustments made to the Death Benefit and other values as a result of payments under the Rider will also generally cause adjustments to the tax limits that apply to your policy. Any amount you receive as an accelerated death benefit will reduce the amount the named Beneficiary(ies) under the Policy may receive upon the death of the Insured.

The Rider is not intended to be a health contract or a qualified long term care insurance contract under section 7702B(b) of the Code nor is it intended to be a non-qualified long term care contract and it is not intended or designed to eliminate the need for such coverage.

The policy owner's and/or the policy owner's spouse or dependents' eligibility for certain public assistance programs, such as Medicaid, and other government benefits or entitlements may be affected by owning this Rider or by receiving benefits under the Rider.

Although we do not believe the charges for this Rider should be treated as distributions for income tax purposes, there is a possibility that the charges may be considered distributions and may be taxable to the owner to the extent not considered a nontaxable return of premiums paid for the life insurance policy. Charges for the Rider are generally not deductible for income tax purposes.

Certain transfers-for-value of a life insurance policy cause the policy's death benefit to be subject to income tax when paid. If there is such a transfer-for-value, benefits accelerated under this Rider may also be subject to income tax.

For income tax purposes, payment of benefits will be reported to the policy owner. The policy owner must then file the applicable IRS form to determine the amounts to be included or excluded from income for the applicable tax year. If there is more than one accelerated death benefit rider for chronic illness, other insurance policies on the Insured that will pay similar benefits, or any other reimbursement of the Insured's expenses, receipt of all such benefits must be considered to determine your tax obligation.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-6076